SUPPLEMENT TO THE PROSPECTUSES

OF
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

Effective April 21, 2008, the third and fourth paragraphs of the section of the Institutional Shares prospectus entitled “HOW TO CHOOSE AN EVERGREEN FUND” are replaced with the following:

The Fund offers Institutional shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee.  Institutional shares are only offered, subject to the minimum initial purchase requirements stated under “Shareholder Transactions”, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Minimum Investments

	Minimum Initial Purchase of Institutional Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000,000 [1,2,3]	None
IRAs	N/A [3]	None
Systematic Investment Plan	N/A [3]	$ 50/monthly [3]

1.  The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount due to shareholder transactions.

2.  The minimum purchase amount does not apply to (i) former Class Y shareholders, (ii) former SouthTrust funds shareholders, (iii) former Vestaur Securities Fund shareholders, (iv) investment advisory clients of EIMC (or its advisory affiliates). Each of the aforementioned classes of investors may invest in Institutional shares at the minimum investment amounts described above.

3.  The minimum purchase amount does not apply to the following two types of investors: (i) employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans with total plan assets of more than $1 million and (ii) fee-based mutual fund wrap accounts. In addition, EIMC or the Board of Trustees may waive, in their discretion, the minimum initial investment under other circumstances.

April 21, 2008	582294 (4/08)